ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Supplement dated March 8, 2013,

 to the Prospectus dated April 30, 2012 and Supplemented on December 10, 2012

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

1.	At a meeting held December 5, 2012, the Board of Trustees approved the mergers of the following Acquired Funds into the corresponding Acquiring Funds.

Acquired Fund	Acquiring Fund
AZL MVP FusionSM Balanced Fund	AZL FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund	AZL FusionSM Moderate Fund

Completion of the mergers is subject to a number of conditions, including approval by shareholders of the Acquired Funds.  It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Funds in the first quarter of 2013, and that a special meeting of shareholders to consider the mergers will be held in the second quarter of 2013.  Subject to satisfaction of these and other conditions of the mergers, it is anticipated that the mergers will become effective as soon as practicable following shareholder approval.

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2.
Effective on or about April 29, 2013, the Principal Investment Strategies of each of the following Funds will be modified by adding the MVP (Managed Volatility Portfolio) risk management process: the AZL Fusion Balanced Fund; the AZL Fusion Conservative Fund; the AZL Fusion Growth Fund and the AZL Fusion Moderate Fund.

The following paragraphs are added to the end of the “Principal Investment Strategies of the Fund” section for each of the four Fusion Funds on pages 3, 6, 9, and 12 as follows:

The Fund may allocate up to 20% of its assets to the MVP (Managed Volatility Portfolio) risk management process to seek to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of the fund, underlying fund and market volatility. Under normal market conditions, up to 20% of the Fund’s assets may be allocated to the Funds’ MVP risk management process, which is intended to manage the risk of the Fund and its allocation to equities and to other, relatively more volatile asset classes, such as high yield bonds. This process could cause the equity exposure of the Fund to fluctuate but equity exposure generally will not be lower than 10%. Generally, the MVP risk management process would not reduce equity exposure during periods of moderate and low market volatility.

The Manager will implement the Funds’ MVP risk management process primarily using futures, but may also use other derivative securities, such as options. The Fund normally will gain exposure to derivatives by investing directly in derivatives, but may also gain exposure to derivatives indirectly through Fusion Permitted Underlying Investments.

Derivative securities provide the Manager an effective method to reduce volatility of the Fund and limit the need to decrease or increase allocations to underlying funds. The process is intended to limit market exposure during periods of high volatility, although the process may not always be successful. In some market conditions exhibiting high volatility, the process may result in the Fund underperforming the market during rising markets, and outperforming the market during declining markets. The Manager seeks to maintain an annualized volatility level for the AZL Fusion Balanced Fund at or below 10%; the AZL Fusion Conservative Fund at or below 8%; the AZL Fusion Growth Fund at or below 14%, and the AZL Fusion Moderate Fund at or below 12% over a typical business cycle (i.e., over a period of a year or more). The actual or realized volatility for short-term or long-term periods of time will be dependent on the market environment and may be significantly higher in the event that the strategy is unsuccessful.

The Fund’s allocation to the MVP risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

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FOFPRO-002-0512   Page 1 of 2

3.	On or about April 29, 2013, the following name changes are effective.

Name effective on or about April 29, 2013	Previous Name
AZL MVP FusionSM Balanced Fund	AZL FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund	AZL FusionSM Conservative Fund
AZL MVP FusionSM Growth Fund	AZL FusionSM Growth Fund
AZL MVP FusionSM Moderate Fund	AZL FusionSM Moderate Fund

  FOFPRO-002-0512   Page 2 of 2

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Supplement dated March 8, 2013,

to the Statement of Additional Information dated April 30, 2012 and Supplemented on December 10, 2012

This supplement updates certain information contained in the Statement of Additional Information and should be attached to the Statement of Additional Information and retained for future reference.

1.	At a meeting held December 5, 2012, the Board of Trustees approved the mergers of the following Acquired Funds into the corresponding Acquiring Funds.

Acquired Fund	Acquiring Fund
AZL MVP FusionSM Balanced Fund	AZL FusionSM Balanced Fund
AZL MVP FusionSM Moderate Fund	AZL FusionSM Moderate Fund

Completion of the mergers is subject to a number of conditions, including approval by shareholders of the Acquired Funds.  It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders of the Acquired Funds in the first quarter of 2013, and that a special meeting of shareholders to consider the mergers will be held in the second quarter of 2013.  Subject to satisfaction of these and other conditions of the mergers, it is anticipated that the mergers will become effective as soon as practicable following shareholder approval.

*   *   *   *   *

2.	On or about April 29, 2013, the following name changes are effective.

Name effective on or about April 29, 2013	Previous Name
AZL MVP FusionSM Balanced Fund	AZL FusionSM Balanced Fund
AZL MVP FusionSM Conservative Fund	AZL FusionSM Conservative Fund
AZL MVP FusionSM Growth Fund	AZL FusionSM Growth Fund
AZL MVP FusionSM Moderate Fund	AZL FusionSM Moderate Fund

  FOFSAI-002-0512